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                                                                       EXHIBIT 5


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First SunAmerica               733 Third Avenue                   [LOGO] First SunAmerica
Insurance Company              New York, New York  10017                 a SunAmerica Company
---------------------------------------------------------------------------------------------
                                                                                    F-5335-NB
INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION                 New York Only

Please print or type.

A. OWNER(S)        --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

                   --------------------------------------------------------------------------
                   LAST NAME                     FIRST NAME                    MIDDLE INITIAL

                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO   DAY   YR        --M    --F
                   --------------       -----------     ------------------          ---------
                   DATE OF BIRTH        SEX             SOC.SEC. OR TAX ID NO.      PHONE NO.

B. ANNUITANT       --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

  (Complete only   --------------------------------------------------------------------------
  if different     LAST NAME            FIRST NAME     MIDDLE INITIAL   RELATIONSHIP TO OWNER
  from owner)
                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO   DAY   YR        --M    --F
                   --------------       -----------     ------------------          ---------
                   DATE OF BIRTH        SEX             SOC.SEC. OR TAX ID NO.      PHONE NO.

C. BENEFICIARY     -------------------------------------------------      -------------------
                   FIRST NAME         LAST NAME      MIDDLE INITIAL           RELATIONSHIP

D. TYPE OF         -- Nonqualified. If nonqualified, is this a 1035 exchange?    -- YES -- NO
   CONTRACT           if yes, please complete a "Request for Transfer or 1035 Exchange"
                      (F-2500NB).

                   -- Qualified, as indicated below.
                      If qualified, is this a direct transfer?                   -- YES -- NO
                      If yes, please complete a "Request for Transfer or 1035 Exchange"
                      (F-2500NB). Please note:
                      An appropriate retirement plan/prototype must be established for purposes of qualified monies.
                   -- IRA   -- IRA rollover   -- IRA transfer  -- SEP  -- 401 retirement plan
                   -- Terminal funding  -- 403(b) plan  -- Other

E. PURCHASE        -- INITIAL PAYMENT: $ -------------------------
   PAYMENT(s)         Minimum initial payment is $5,000 for nonqualified contracts; $2,000 for qualified contracts. Payments my be wired or mailed. Make check payable to First SunAmerica Life Insurance Company.

                   -- AUTOMATIC PAYMENTS:  $-------------------
                      To establish automatic bank draft for future payments, include an
                      "Automatic Payment Authorization" (F-2233POS) and a voided check.

E. SPECIAL         -- SYSTEMATIC WITHDRAWAL:  Check the box at left and include a completed
   FEATURES           "Systematic Withdrawal Application" [Form R-5550SW].

                   -- "AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging" application (form F-5551DCA).


F-5335-NB (2/98)                    (OVER)
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INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION                                   F-5335-NB (Side2)
-------------------------------------------------------------------------------------------------------------------

G. INVESTMENT
   INSTRUCTIONS

(Allocations must ------ Portfolio ------- ---------- Manager ------------   ------ Portfolio ------ ----------- Manager ----------
be expressed in
whole percentages -% Cash Management       SunAmerica Asset Mgmt. Corp.      -% Alliance Growth      Alliance Capital Mgmt. L.P.
and total         -% Government & Quality  Wellington Mgmt. Co., LLP         -% Growth               Wellington Mgmt. Co., LLP
allocation must      Bond                                                    -% Growth/Phoenix       Phoenix Investment Counsel,
equal 100%.)      -% Corporate Bond        Federated Investors                  Inv. Counsel         Inc.
                  -% Global Bond           Goldman Sachs Asset Mgmt.         -% Putnam Growth        Putnam Investment Mgmt., Inc.
                  -% High-Yield Bond       SunAmerica Asset Mgmt. Corp.      -% Real Estate          Davis Selected Advisers, L.P.
                  -% Worldwide High Income Morgan Stanley Asset Mgmt., Inc.  -% Natural Resources    Wellington Mgmt. Co., LLP
                  -% SunAmerica Balanced   SunAmerica Asset Mgmt. Corp.      -% Capital Appreciation Wellington Mgmt. Co., LLP
                  -% Balanced/Phoenix      Phoenix Investment Counsel Inc.   -% Aggressive Growth    SunAmerica Asset Mgmt. Corp.
                     Inv. Counsel                                            -% Int'l. Growth and    Putnam Investment Mgmt., Inc.
                  -% Asset Allocation      Goldman Sachs Asset Mgmt.            Income
                  -% Utility               Federated Investors               -% Global Equities      Alliance Capital Mgmt. L.P.
                  -% Growth-Income         Alliance Capital Mgmt. L.P.       -% Int'l Diversified    Morgan Stanley Asset Mgmt. Inc.
                  -% Federated Value       Federated Investors                  Equities
                  -% Venture Value         Davis Selected Advisers, L.P.     -% Emerging Markets     Putnam Investment Mgmt., Inc.
                  -% "Dogs" of Wall Street SunAmerica Asset Mgmt. Corp.

                                             ----------------- Fixed Account Options -------------------
                                             ------------------- Guarantee Periods ---------------------

                                             --% 1 yr.   --% 3 yr.    --% 5 yr.   --% 7 yr.    --% 10 yr.

H. SPECIAL         ----------------------------------------------------------------------------
   INSTRUCTIONS    ----------------------------------------------------------------------------
                   ----------------------------------------------------------------------------
I. STATEMENT OF    I certify that this contract -- WILL -- WILL NOT replace an existing life
   OWNER           insurance or annuity contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                   -------------------------------------------------    -----------------------
                   COMPANY NAME                                         CONTRACT NUMBER

                   I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application shall be a part of any Contract issued by the Company. I verify my understanding that all payments and values provided by the Contract, when based on investment experience of a variable account(s), are visible and not guaranteed, as to the dollar amount, I understand that all payments and values based on the General Account are subject to a Market Value
                   Adjustment formula, which may result in upward or downward adjustments in amounts payable. I acknowledge receipt of current prospectuses for Polaris, including the SunAmerica Series Trust and Anchor Series Trust prospectuses.
                   I have read them carefully and understand their contents.


                   Signed at ---------------------------------------    -----------------------
                                CITY                   STATE            DATE

                   --------------------------------      --------------------------------------
                   OWNER'S SIGNATURE                     REGISTERED REPRESENTATIVES SIGNATURE


                   --------------------------------------------
                   JOINT OWNER'S SIGNATURE (IF APPLICABLE)

J. STATEMENT OF    Will this Contract replace an existing life insurance or annuity contract?
   REGISTERED                                                                      -- YES -- NO
   REPRESENTATIVE
                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S LAST NAME           FIRST NAME             MIDDLE INITIAL

                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S STREET ADDRESS      CITY         STATE            ZIP CODE

                   -------------    -----------------------------   ---------------------------
                   BROKER/DEALER    REPRESENTATIVE'S PHONE NUMBER   SOC. SEC. OR TAX ID NUMBER


F-5335-NB (2/98)
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